EXHIBIT 1

                                CASH TRANSACTIONS

                               TRANSCANADA CAPITAL

3/31/97           Receipt of Interest on TransCanada Pipeline Limited 8.75%                      $3,500,196.88
                  Junior Subordinated Debentures due July 24, 2045                               -------------


3/31/97           Funds disbursed to Holders of TransCanada Capital Cumulative                   $3,500,196.88
                  Trust Originated Preferred Securities and Common Stock                         -------------




Dated:   May 1, 1997




                              By:   IBJ SCHRODER BANK & TRUST COMPANY
                                    as Administrative Trustee



                              By:   /s/ Stuart Rothenberg
                                    --------------------------------
                                    Stuart Rothenberg
                                    Assistant Vice President